Exhibit 10.29
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                        STOCK PURCHASE AND SALE AGREEMENT
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         THIS STOCK PURCHASE AND SALE AGREEMENT (the "Agreement") is made and entered into this 3rd day of August, 2004, by and among PARADIGM MEDICAL INDUSTRIES, INC., a Delaware corporation ("Seller"), WILLIAM UNGAR, a resident of New York ("Purchaser"), and the law firm of CLEARY, GOTTLIEB, STEEN & HAMILTON, acting as escrow agent ("Escrow Agent").

                              W I T N E S S E T H :

         WHEREAS, Purchaser desires to purchase from Seller, and Seller desires to sell, shares of common stock of International Bio-Immune Systems, Inc. ("International Bio-Immune Systems"), par value $.02 per share, under the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises and of the respective representations, warranties, covenants, agreements and conditions contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Purchase and Sale of Shares. Subject to the terms and conditions of this Agreement, Seller hereby agrees to sell to Purchaser, and Purchaser agrees to purchase from Seller (a) a total of two million six hundred fifty seven thousand eight hundred two (2,657,802) shares of restricted common stock of International Bio-Immune Systems, $.02 par value per share (the "Shares"), and
(b) common stock purchase warrants (the "Warrants") for the purchase of 1,200,000 shares of common stock of International Bio-Immune Systems at an exercise price of $2.50 per share, for an aggregate purchase price (the "Purchase Price") of Five Hundred Thirty-one Thousand Five Hundred Sixty and 40/100 Dollars ($531,560.40). Of the Purchase Price, one dollar is allocated to the Warrants and the balance to the Shares.

         2. Payment of Purchase Price; Delivery of Certificate. As soon as reasonably practicable following the receipt of an executed copy of this Agreement, Seller shall deliver to Cleary, Gottlieb, Steen & Hamilton, acting as Escrow Agent at One Liberty Plaza, New York, New York 10006, a stock certificate in the form prescribed by applicable law representing the Shares and all rights attaching thereto, and a warrant certificate in the form prescribed by applicable law representing the Warrants and all rights attaching thereto. Escrow Agent is hereby directed to deliver the stock certificate representing the Shares and the warrant certificate representing the Warrants to Purchaser upon receipt by Seller of wire transfer funds or certified funds payable to Seller in an amount equal to the total Purchase Price. It is hereby understood and agreed that the Shares and Warrants will be transferred to the name of Purchaser as indicated above. Escrow Agent shall have no liability for any act of omission hereunder while acting in good faith in the exercise of its own judgment, and Seller and Purchaser hereby agree to defend, indemnify and hold harmless Escrow Agent from and against any and all claims, damages, liabilities, losses, costs and expenses (including without limitation reasonable attorney's fees) asserted against or suffered or incurred by the Escrow Agent in connection with its activities hereunder, except to the extent attributable to the bad faith of Escrow Agent. Seller acknowledges that the Escrow Agent serves as legal

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counsel to Purchaser, and Seller agrees that Escrow Agent shall not be prevented from representing Purchaser in this matter or in any future matter (including any litigation between Seller and Purchaser) by virtue of Escrow Agent's service as escrow agent hereunder.

         3. Representations and Warranties of Seller. Except as otherwise set forth in this Agreement, Seller hereby represents and warrants to the Purchaser as follows:

              3.1 Organization and Standing. Seller is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of Delaware, and is in good standing under the laws of said state.

              3.2 Corporate Power. Seller has all requisite legal and corporate power and authority to execute this Agreement, to sell and transfer the Shares and transfer the Warrants to Purchaser, and to carry out and perform its obligations under the terms of this Agreement.

              3.3 Authorization. All corporate action on the part of the Company, its directors and shareholders necessary for the authorization, execution, delivery and performance of this Agreement by Seller, the authorization, sale, and delivery of the Shares, the authorization, transfer and delivery of the Warrants, and the performance of all of Seller's obligations hereunder has been or will be taken prior to Seller's execution of this Agreement.

              3.4 Title to Stock.  Seller owns all the Shares and Warrants  free
and  clear  of  all  liens,  security  interests,   pledges,   claims,  demands,
encumbrances or restrictions of any kind whatsoever.

              3.5 Consents. No approvals or consents of any persons other than as set forth herein are necessary for Seller to enter into and perform this Agreement.

              3.6 Access to Information. Seller has discussed business, management and financial affairs of International Bio-Immune Systems with the officers, directors and/or employees of International Bio-Immune Systems as it deemed necessary or appropriate, and has reviewed, as requested by Seller, the books and records of International Bio-Immune Systems, and has obtained such information as Seller has considered relevant and important in making a decision to sell the Shares and transfer the Warrants as provided herein. Seller has concluded that it has sufficient information upon which to base a decision to sell the Shares and transfer the Warrants. Seller has had full access to all information it deems relevant concerning the Company and its prospects in connection with entering into this Agreement and determining the Purchase Price. Without limitation, Seller acknowledges receipt from Purchaser of the materials distributed to stockholders at the meeting of stockholders of the Company held on July 27, 2004.

         4. Representations and Warranties of the Purchaser. Purchaser hereby represents and warrants to Seller with respect to Purchaser's purchase and acquisition of the Shares and acquisition of the Warrants, as follows:

              4.1 Experience. Purchaser understands that the purchase of the Shares and acquisition of the Warrants is highly speculative. Purchaser or Purchaser's financial advisors or representatives have substantial experience in

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evaluating   and  investing  in  private   sales  of  securities   (such  as  in
International Bio-Immune Systems) such that Purchaser (or Purchaser along with Purchaser's financial advisors and representatives) is capable of evaluating the merits and risks of the investment in the Shares and Warrants, and has the capacity to protect its own interests and to bear the economic risk of the investment in the Shares and Warrants. Purchaser is aware of the several and various risks presented to a business such as International Bio-Immune Systems and of the risks associated with International Bio-Immune Systems in particular.
Purchaser  (or  Purchaser  along  with   Purchaser's   financial   advisors  and
representatives) has conducted all of the due diligence and investigation on International Bio-Immune Systems, its officers, directors, shareholders, markets and prospects that Purchaser deems necessary or proper in evaluating whether to purchase and acquire the Shares and acquire the Warrants as provided herein.

              4.2 Investment. Purchaser is purchasing and acquiring the Shares and acquiring the Warrants for investment purposes for Purchaser's own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. Purchaser understands that the Shares and the shares issuable upon the exercise of the Warrants have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), by reason of an exemption from the registration provisions of the Securities Act, the availability of which exemption depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Purchaser's representations and warranties as expressed herein.

              4.3 Rule 144. Purchaser acknowledges that the Shares and the shares issuable upon the exercise of the Warrants are "restricted securities" (as that term is defined in the Securities Act), and, therefore, must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is then-available. Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act, which rule permits limited resales of securities purchased in private placement transactions, subject to the satisfaction of certain conditions, including, in case a purchaser has held the securities to be sold less than two years, (a) the availability of certain current public information about the issuer, (b) the resale occurring not less than one year after Purchaser purchased and paid for the securities to be sold, (c) the sale being effected through a "broker's transaction" or in a transaction directly with a "market maker" and (d) the number of shares being sold during any three month period not exceeding certain specified limitations.

              4.4 Access to Information. Purchaser has discussed business, management and financial affairs of International Bio-Immune Systems with the officers, directors and/or employees of International Bio-Immune Systems as it deemed necessary or appropriate, and has reviewed, if requested by Purchaser, the books and records of International Bio-Immune Systems, and has obtained such information as Purchaser has considered relevant and important in making a decision to purchase and acquire the Shares and acquire the Warrants as provided herein. Purchaser has concluded that it has sufficient information upon which to base a decision to purchase and acquire the Shares and acquire the Warrants.

         5. Restrictive Legend. The certificate representing the Shares and the shares issuable upon the exercise of the Warrants and any other securities issued in respect thereto upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall be stamped or

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otherwise  imprinted  with a legend  in  substantially  the  following  form (in addition to any legend(s) required under applicable state securities or "blue sky" laws, rules or regulations):

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THESE SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.

         6. Seller's Indemnification of Bayern. Seller acknowledges the efforts and involvement of Steven J. Bayern ("Bayern") in assisting in the negotiations between Purchaser and Seller concerning the terms and conditions of the purchase and sale of the Shares and transfer of the Warrants, and agrees to indemnify Bayern and hold him harmless from and against all claims, demands, expenses, causes of action or other liability or obligations of any kind, whether known or unknown, asserted or unasserted, by Seller and any officer, director, shareholder, employee or agent of Seller, on account of or arising out of Bayern's efforts and involvement in said negotiations and consummation of the transactions contemplated hereby.

         7. Purchaser's Indemnification of Bayern. Purchaser acknowledges the efforts and involvement of Bayern in assisting in the negotiations between Purchaser and Seller concerning the terms and conditions of the purchase and sale of the Shares and transfer of the Warrants, and agrees to indemnify Bayern and hold him harmless from and against all claims, demands, expenses, causes of action or other liability or obligations of any kind, whether known or unknown, asserted or unasserted, by Purchaser and any officer, director, shareholder, employee or agent of Purchaser, on account of or arising out of Bayern's efforts and involvement in assisting in said negotiations and the consummation of the transactions contemplated hereby.

         8. Confidential Agreement. Seller agrees that Seller will keep confidential and will not, during or after this Agreement, disclose, divulge, furnish or make accessible to any person, firm, corporation or other business entity, any information concerning the terms and conditions of this Agreement, including, but not limited to, the name of the Purchaser, the number of shares purchased by the Purchaser, and the price per share of the purchase, without prior written consent of Purchaser, except where required under the federal and state securities laws when disclosing information in federal and state securities filings, including, but not limited to, Form 10-KSB reports, Form 10-QSB reports and Form 8-K reports.

         9. Approval by Seller's Board of Directors. This Agreement and the transactions contemplated thereby, shall have been approved and adopted by the affirmative vote or written consent of the Board of Directors of Seller.


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         10.      Miscellaneous.

              10.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, applicable to contracts entered into and to be performed entirely within such state.

              10.2 Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

              10.3 Entire Agreement; Amendment. This Agreement constitutes the full and entire understanding and agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior understandings and agreements with respect to the subject matter hereof, whether written or oral. No party hereto shall be liable or bound to any other person or entity in any manner by any representations, warranties or covenants except as specifically set forth herein. Neither this Agreement nor any term hereof may be amended, modified, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, modification, waiver, discharge or termination is sought.

              10.4 Counterparts. This Agreement may be executed by facsimile and in any number of counterparts, each of which shall be deemed an original, enforceable against the parties actually executing such counterparts, and all of such counterparts, when taken together, shall constitute one and the same instrument.

              10.5 Receipt of Certificate. Contemporaneously with the execution and delivery hereof, Seller will deliver to Purchaser a certificate, in form reasonably acceptable to Purchaser, that shall be executed by an officer of Seller, to the effect that (a) execution, delivery and performance of this Agreement has been duly authorized by Seller (such certificate to contain the text of Seller's authorizing Board resolution), and (b) the individual who actually executes this Agreement for Seller is authorized so to sign (such certificate shall also certify as to a specimen signature of the person executing this Agreement on behalf of Seller).





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              IN  WITNESS  WHEREOF,   the  parties  hereto  have  executed  this
Agreement on the dates indicated below effective as of the date first-above written.

                                       Seller:

                                       PARADIGM MEDICAL INDUSTRIES, INC.



                                       By: /s/ John Y. Yoon
                                          --------------------------------------
                                          John Y. Yoon
                                          President and Chief Executive Officer

                                       DATED:  August ___, 2004


                                       Purchaser:



                                        /s/ William Ungar
                                       -----------------------------------------
                                       William Ungar

                                       DATED:  August ___, 2004


                                       Escrow Agent:

                                       CLEARY, GOTTLIEB, STEEN & HAMILTON



                                       By: /s/ Donald A. Stern
                                          --------------------------------------
                                          Donald A. Stern, a Partner

                                       DATED:  August ___, 2004



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